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Ascent is committed to diversity, inclusion and respect. We seek to nurture and an environment that attracts the highest caliber team members and betters our communities

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Ascent™

Investor Presentation

August 2022

Forward Looking Statement Safe Harbor and Non-GAAP Information

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable federal securities laws. All statements that are not historical facts are forward-looking statements. Forward looking statements can be identified through the use of words such as "estimate," "project," "intend," "expect," "believe," "should," "anticipate," "hope," "optimistic," "plan," "outlook," "should," "could," "may" and similar expressions. The forward-looking statements are subject to certain risks and uncertainties, including without limitation those identified below, which could cause actual results to differ materially from historical results or those anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements. The following factors could cause actual results to differ materially from historical results or those anticipated: adverse economic conditions, including risks relating to the impact and spread of and the government's response to COVID-19; inability to weather an economic downturn; the impact of competitive products and pricing; product demand and acceptance risks; raw material and other increased costs; raw material availability; financial stability of the Company's customers; customer delays or difficulties in the production of products; loss of consumer or investor confidence; employee relations; ability to maintain workforce by hiring trained employees; labor efficiencies; risks associated with acquisitions; environmental issues; negative or unexpected results from tax law changes; inability to comply with covenants and ratios required by the Company's debt financing arrangements; and other risks detailed from time-to-time in Ascent Corporation's Securities and Exchange Commission filings, including our Annual Report on Form 10-K, which filings are available from the SEC. Ascent Corporation assumes no obligation to update any forward-looking information included in this release.

Non-GAAP Financial Information

Financial statement information included in this presentation includes non-GAAP (Generally Accepted Accounting Principles) measures and should be read along with the accompanying tables which provide a reconciliation of non-GAAP measures to GAAP measures.

Adjusted EBITDA is a non-GAAP financial measure that the Company believes is useful to investors in evaluating its results to determine the value of a company. An item is excluded in the measure if its periodic value is inconsistent and sufficiently material that not identifying the item would render period comparability less meaningful to the reader or if including the item provides a clearer representation of normalized periodic earnings. The Company excludes in Adjusted EBITDA two categories of items: 1) Base EBITDA components, including: interest expense (including change in fair value of interest rate swap), income taxes, depreciation and amortization, and 2) Material transaction costs including: goodwill impairment, asset impairment, gain on lease modification, stock-based compensation, non-cash lease cost, acquisition costs and other fees, proxy contest costs and recoveries, loss on extinguishment of debt, earn-out adjustments, realized and unrealized (gains) and losses on investments in equity securities and other investments, retention costs, and restructuring & severance costs from net income.

Management believes that these non-GAAP measures provide additional useful information to allow readers to compare the financial results between periods. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP.

Ascent Industries Co. Overview

Ascent Snapshot

- ✓ Nasdaq: ACNT
- ✓ Founded in 1945
- ✓ Based in Oak Brook, IL
- ✓ ~640 employees
- ✓ 9 manufacturing and distribution facilities
- ✓ Proprietary capabilities providing wide range of industrial and mission critical infrastructure solutions
- ✓ LTM[1] consolidated net sales and adjusted EBITDA of $414.3 million and $62.1[2] million, respectively

[1] 12-month period ended June 30, 2022
[2] See appendix for non-GAAP reconciliation






Ascent™

Who We Are

Growth oriented manufacturer and distributor of stainless steel, seamless carbon, and galvanized pipe & tube, and specialty chemicals

Ascent Tubular Products

77%

of total net sales

★ Tubular Locations

- Munhall, PA
- Bristol, TN
- Troutman, NC
- Statesville, NC
- Mineral Ridge, OH
- Houston, TX



Headquarters
Oak Brook, IL

Ascent Chemicals

23%

of total net sales

☆ Chemicals Locations

- Danville, VA
- Fountain Inn, SC
- Cleveland, TN

Transformation Well Underway…

Foundational changes implemented since new leadership team took control in November 2020

What We Inherited

- ↘ Portfolio of diverse and leading businesses that had not been integrated following acquisition
- ↘ Limited hands-on leadership
- ↘ Bloated corporate cost structure
- ↘ Undermanaged operations leading to below industry standard margins
- ↘ Inefficient cash conversion cycle
- ↘ No clear organic growth or acquisition strategy

What We've Done

- ✓ Recruited experienced operational leaders across the entire organization
- ✓ Stabilized operational execution
- ✓ Produced multiple consecutive quarters of profitable growth
- ✓ Refined growth strategy and executed first acquisition of complementary specialty chemicals manufacturer
- ✓ Raised $10M through a fully subscribed rights offering to support future growth initiatives

Path Forward

- ↗ Continued efficiencies in production processes to enhance margins
- ↗ Develop and expand commercial positioning to accelerate organic sales growth
- ↗ Invest further in production capabilities and automation to provide all-encompassing solutions to our customers
- ↗ Focus on working capital improvement and consistent free cash flow generation
- ↗ Growth through strategic and accretive M&A to further diversify product portfolio

...With Results Dramatically Improved Under New Leadership

Strategic and operational changes leading to record results



$ in millions
LTM Net Sales
LTM Adj. EBITDA[1]
$256.0
$251.1
$268.0
$294.9
$334.7
$381.2
$414.3
$9.2
$11.5
$19.3
$32.5
$44.3
$56.4
$62.1
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22

[1] See appendix for non-GAAP reconciliation

Ascent™

Ascent Tubular Products



Ascent™

Ascent Tubular Products Portfolio Brands

Bristol Tubular Products

- ✓ Largest domestic manufacturer of welded stainless steel, duplex, and nickel alloy pipe and tube, as well as galvanized tubular products

American Stainless Tubing

- ✓ The standard in the production of premium ornamental stainless steel tubing

Specialty Pipe & Tube

- ✓ Leading master distributor for large diameter, hot finish seamless carbon steel pipe, and mechanical tubing









Ascent™

Ascent Tubular Products Opportunity

World Market for Stainless Steel Welded Tube & Pipe



000s of tons
4,800
4,600
4,400
4,200
4,000
3,800
3,600
3,400
3,200
3,000
2.0% CAGR (2020A-2026E)
2019A
2020A
2021E
2022E
2023E
2024E
2025E
2026E

Tube and Pipe Market Structure (2026E)



Others 5.4%
Mechanical 1.7%
HEX 4.7%
Food 8.7%
Structural 9.9%
Process 19.0%
Exhaust 15.0%
Ornamental 35.5%

Sources: SMR Steel & Metals Research, The World Market for Stainless Steel Welded Tube & Pipe

Ascent™

Bristol Tubular ("BRISMET")

- Founded in 1941 and acquired by Ascent in 1964
- Located in Bristol, TN and Munhall, PA
- One of the largest producers of welded stainless steel, duplex, nickel alloy, and galvanized pipe and tube in North America
- Extensive ranges of sizes, materials, and in-house capabilities
  - 20 continuous mills with production range of 3/8" – 18" outside diameter ("OD")
  - Batch lines from 8" – 144" OD with heavy wall thickness up to 1.312" and 48' length
- Value added services include: annealing, heat treat, pickling, and many others
- ISO-9001-2015, NSF 61, ASME, PED certifications


BRISMET





Representative Markets and Customers

- ✓ Chemical
- ✓ LNG
- ✓ Nuclear
- ✓ Water
- ✓ Pulp & Paper
- ✓ Oil & Gas

SNAPP Stainless & Nickel Alloy Piping Products
TEXAS PIPE & SUPPLY
FERGUSON
CORROSION MATERIALS
GREIF Packaging Success Together
MAUSER Packaging Solutions

Ascent™

American Stainless Tubing ("ASTI")

- Founded in 1994 and acquired by Ascent in 2019
- Located in Troutman and Statesville, NC
- Leading manufacturer of premium ornamental stainless steel tubing
- Differentiated capabilities:
  - Slitting and welding
  - Proprietary finishing processes
- Superior metal quality and highest levels of customer service:
  - 20 continuous mills producing ½ inch to 5-inch OD
  - Variety of shapes, including squares, rectangles and ellipticals
- ISO 9001-2015 certification ensuring quality and consistency



Representative Markets and Customers

- ✓ Marine industry
- ✓ Automotive
- ✓ Food Service
- ✓ Hospital equipment
- ✓ Pool, Handrails

Borla Exhaust
Kooks
sportworks
Partec
Tampco Inc. Stainless Marine Fabricators
Pedigo manufacturing lifetime value

Ascent™

Specialty Pipe and Tube ("Specialty")

- Founded in 1964 and acquired by Ascent in 2014
- Located in Houston, TX and Mineral Ridge, OH
- Nation's leading distributor of large diameter, heavy wall, hot finish, and seamless carbon steel pipe & tube
- Immediate availability of long-lead time items
- Full line of Approved Materials List inventory
- Proud distributor of world class products supplied by:

TimkenSteel
Tubos Reunidos
Tenaris
vallourec

- ISO 9001-2015 certification ensuring quality and consistency



Representative Markets and Customers

- ✓ Heavy equipment
- ✓ Construction
- ✓ High pressure applications
- ✓ Chemical
- ✓ Oil and Gas

RYERSON
Tube Supply
Sigma Tube & Bar — The sum of experience, integrity and service.
EMJ Corporation
SCOT Industries
Marmon/Keystone

Ascent™

Ascent Tubular Products Financial Overview

Execution of transformation strategy and strong commodity pricing environment delivering profitable growth

$ in millions



Net Sales
Adj. EBITDA[1]
Adj. EBITDA Margin
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
$60.7
$52.0
$47.1
$44.7
$55.2
$68.1
$70.1
$73.8
$88.5
$87.2
5.4%
0.9%
2.9%
6.6%
8.8%
14.8%
20.2%
18.7%
18.5%
16.9%
$3.3
$0.5
$1.4
$2.9
$4.9
$10.1
$14.2
$13.8
$16.4
$14.7
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22

[1] See appendix for non-GAAP reconciliation

Ascent™

Why Ascent Tubular Products is Positioned to Win

Ascent Tubular Products™

PREMIUM PRODUCTS | Manufacturing capabilities include the ability to produce the most extensive range and finishes of domestic stainless pipe and tubular products with a focus on mission critical infrastructure, marine, and consumer applications

CUSTOMER FOCUS | Dramatically improved on-time delivery by driving market share gains through improved inventory assortment and expanded product offerings

OPERATIONAL EXCELLENCE | Cardinal operational rules developed and implemented focusing on "right the first time" efficiency through automation and production team ownership of safety, reliability, and customer satisfaction

REINVIGORATED CULTURE | Deliberate and successful focus on safety improvements with a demonstrated commitment to employee training, development, and well-being

GROWTH MINDSET | Rebuilt sales effort focused on a "one team" approach to earn a larger wallet share of our customers' spend through collaboration and communication across products and locations

Ascent Chemicals



Ascent™

Ascent Chemicals Investment Highlights

Ascent Chemicals operates three manufacturing sites in the Southeastern US

1. Flexible and nimble production capacity across three sites with **one of the largest fleets of horizontal reactors in the industry**
2. **Unique engineering and process capabilities,** with decades of experience and differentiated capabilities
3. Niche leader in fragmented $500B specialty chemicals market with **proven acquisition capabilities**
4. **Highly recurring revenue from blue-chip customers** addressing diversified end markets


60+ Year Track Record of Manufacturing Niche, Highly Specialized Products
New Product Development Team Providing Superior Technology Support from Pilot to Commercialization
Ascent Chemicals
Highly Skilled Team Bringing a Sense of Urgency to Meet Customers' Needs
Operational Agility Allows Ascent to Control Costs, Maintain Superior Quality, and Flex to Customers' Needs

Ascent™

Ascent Chemicals Opportunity

- **U.S. chemical production volume to grow 4.3% in 2022** driven by strong end-user demand and shoring up of supply chains
  - Mid-to-long term growth to stabilize near 2%
- **Increased outsourcing** as larger chemical companies increasingly look to focus their capital allocation on core offerings while still having an extensive variety of products
- Preference for reliable **partners to provide smaller-volume, high-value products**
- Preference for domestic U.S. sourcing
  - Persistent global supply chain disruptions **increasing demand for U.S. domestic sourcing in order to improve reliability**
- **Ascent Chemicals addresses ~40% of $500B industry creating ample room for growth in adjacent end markets**

Total U.S. Chemical Industry Volume Growth[1]



6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
(3.5%)
2020
1.4%
2021
4.3%
2022E
2.1%
2023P
2.0%
2024P
2.0%
2025P

U.S. Chemical Industry by End Market



Ascent Chemicals addressable segments (38%)
Agro Chemicals 6%
Consumer Products 16%
Coatings & Other Specialties 17%
~$500B INDUSTRY

Basic Chemicals 62%
Bulk Petrochemicals & Intermediates (34%)
Plastic Resins (16%)
Inorganic Chemicals (8%)
Synthetic Rubber (1%)
Manufactured Fibers (1%)

[1] Total chemical volume production in the U.S. excluding pharmaceuticals
Sources: American Chemistry Council, SOCMA

Ascent™

Wide-Ranging Capabilities Providing Solutions for Blue-Chip Customers

Value Proposition

- ✓ Unique capabilities and process ingenuity involving industry-leading fleet of horizontal and vertical reactors
- ✓ Multitude of equipment that can support single-step to complex, multi-step processes
- ✓ Highly specialized products are typically critical ingredients in the overall product or system for blue-chip customer base
  - Numerous materials for which Ascent Chemicals is the sole source for its customers
- ✓ Multi-site, diverse asset platform creates value-add for customers in the form of enhanced capabilities and operational redundancies



Process Capabilities

Key Chemical Reactions

- ✓ Acetylation
- ✓ Amidation
- ✓ Condensation
- ✓ Esterification
- ✓ Methylation
- ✓ Phosphating
- ✓ Polymerization
- ✓ Quaternization

Key Unit Operations

- ✓ Blending
- ✓ Centrifugation
- ✓ Drying
- ✓ Emulsification
- ✓ High Viscosity
- ✓ Mixing
- ✓ Encapsulation
- ✓ Filtration

DUPONT™ | BASF We create chemistry | Ashland™ always solving | SOLENIS | Milliken™

Ascent™

Ascent Chemicals Financial Overview

Steady top-line growth accompanied by historical margin volatility that should continue to improve with integration of DanChem and efficiency enhancements

$ in millions



Net Sales
Adj. EBITDA[1]
Adj. EBITDA Margin
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
Q1'20 $14.0 $0.9 6.6%
Q2'20 $14.1 $2.5 17.4%
Q3'20 $12.2 $1.5 12.3%
Q4'20 $11.2 $0.9 8.3%
Q1'21 $14.6 $1.5 10.1%
Q2'21[2] $15.0 $0.8 5.2%
Q3'21 $16.1 $1.8 10.9%
Q4'21 $21.9 $2.5 11.7%
Q1'22 $27.7 $3.4 12.2%
Q2'22 $29.0 $3.6 12.6%

[1] See appendix for non-GAAP reconciliation
[2] Q2'21 profitability was significantly impacted by unexpected supply chain constraints, including shipment delays and trucking shortages

Ascent™

DanChem Acquisition Case Study

Overview

- Ascent purchased DanChem for $33.0 million
  - Acquired for approximately 6x adjusted EBITDA
- DanChem possesses unique capabilities and ingenuity of process engineering, decades of experience, and the largest horizontal reactor suite in the industry
- ~85% of the company's revenue is recurring from blue-chip customers in diversified and attractive end-markets, including CASE (coatings, adhesives, sealants, and elastomers)
- Strong, continued growth on recurring revenue base expected to yield significant margin expansion – especially as best-practices and cost synergies take form throughout the broader organization

Strategic Rationale

- ✓ **Acceleration of Product Development Capabilities**
- ✓ **Larger Presence in Target End-Markets**
- ✓ **Expansion of Product Offerings**
- ✓ **Creation of Leading, Scaled Manufacturing Platform**
- ✓ **Acquisition of Top-Tier Management Team to Lead the Combined Operation**

Ascent™

Why Ascent Chemicals is Positioned to Win

DIVERSIFIED CAPABILITIES	Highly diversified capabilities for complex chemical synthesis. Diverse set of equipment and processes provides customers unmatched flexibility, capabilities, and responsiveness
PROCESS INGENUITY	Highly diversified capabilities for complex chemical synthesis. Diverse set of equipment and processes provides customers unmatched flexibility, capabilities, and responsiveness
OPERATIONAL AGILITY	Expertise with a wide variety of manufacturing processes, versatile production capability, and distinct expertise to tackle complex materials
ORGANIZATIONAL VELOCITY	Leadership enhancements achieved through acquisition of DanChem and integration of three manufacturing sites into Ascent Chemicals platform
GROWTH MINDSET	Robust sales infrastructure investments in late innings to accelerate key customer and proprietary product sales and commercialization

Driving Long-Term Shareholder Value



Ascent™

Consolidated Financial Performance



$ in millions
Net Sales
Adj. EBITDA[1]
Adj. EBITDA Margin
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Q1'20 $74.7 $2.6 3.5%
Q2'20 $66.1 $1.9 2.9%
Q3'20 $59.3 $1.6 2.8%
Q4'20 $55.9 $3.0 5.4%
Q1'21 $69.8 $4.9 7.0%
Q2'21 $83.1 $9.8 11.8%
Q3'21 $86.2 $14.8 17.2%
Q4'21 $95.7 $14.9 15.5%
Q1'22 $116.2 $17.0 14.6%
Q2'22 $116.2 $15.5 13.3%

[1] See appendix for non-GAAP reconciliation

Ascent™

Financial Performance - LTM as of 06/30/22

Net Sales


$94.6 M
$319.6 M
Tubular Products
Chemicals

Segment Adjusted EBITDA[1]


$11.3 M
$59.1 M
Tubular Products
Chemicals

[1] See appendix for non-GAAP reconciliation

Ascent™

"One Team" – Corporate ESG Initiatives

FOUNDATIONAL PILLAR

ENVIRONMENTAL	SOCIAL	GOVERNANCE
Ascent strives to reduce its environmental impact daily, and believes that sustainability is core to the long-term success of our business	Ascent is committed to diversity, inclusion and respect. We seek to nurture and maintain an environment that attracts the highest caliber team members and betters our communities	Ascent has been enhancing and expanding ESG policies to ensure a robust culture of accountability, stewardship, and independent oversight

IN ACTION

Our raw materials are sourced from facilities using electric arc furnaces to lower the environmental impact of our steel consumption. Further, our operational and production process improvements have contributed to a significant reduction in scrap formation	*Ascent dedicates itself to being a good corporate citizen and supports a number of charitable organizations through monetary donations and hands-on participation at all its locations*	*Our board of directors is elected annually, with a majority of directors independent. Our management and board represent ~30% of the ownership of our common stock[1], with executive compensation skewing almost entirely "performance-based"*

[1] Inclusive of shares held by Privet Fund Management where Executive Chairman, Ben Rosenzweig, serves as a Partner

Ascent™

Strong Liquidity Position to Support Capital Allocation Priorities

Stable Balance Sheet

- $0.2 million in cash as of 06/30/22
- $41.2 million available borrowing capacity
  - $40 million in additional borrowing capacity through committed accordion feature
- Raised $10 million in gross proceeds from a fully subscribed rights offering that concluded in December 2021
- Net Leverage ratio of 1.1x LTM adjusted EBITDA



Net Leverage Ratio[1]
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
8.1x
6.6x
5.5x
3.0x
1.5x
1.5x
1.2x
1.1x
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22

[1] Net Leverage Ratio = (Total Debt less Cash and Cash Equivalents) divided by LTM Adjusted EBITDA. See appendix for non-GAAP reconciliation

Capital Allocation Priorities

Pursuing Strategic and Accretive Acquisitions

- Investments aligned with core strengths driving high returns
- Expand capabilities for growth in value-added products and solutions
- Access to new, growing, and sustainable markets
- Expand geographic reach of our products

Investing in Manufacturing Capabilities and Facility Improvements

- Innovative, value-added products in attractive markets to further differentiate ourselves
- Production efficiency through automation
- Increase sales footprint
- Protect and extend the life of current capital assets

Strategic and Disciplined Approach to M&A

Thoughtful Acquisition Strategy

- Leverage our go-to-market strategy and customer relationships, including our extensive distribution network, to source strategic and proprietary opportunities
- Build out adjacencies to current portfolio in existing markets or further increase geographic reach through access to incremental markets
- Drive enhanced returns through automation of redundant and manual operational processes
- Continue to be opportunistic while utilizing cost-efficient capital and maintaining a strong balance sheet

Target Strategic & Financial Criteria

- Market Leadership and Key Product Category
- Geographic/Market Expansion
- Executable Cost and Revenue Synergies
- Strong Cultural Fit
- ROIC > Cost of Capital
- Demonstrable Growth Potential

Our goal is to increase free cash flow through sustainable organic growth, accretive acquisitions, and continuous operational efficiencies

Ascent™

Experienced Leadership Team

Company leadership is directly aligned with stockholders – insider ownership of ~30% of outstanding shares[1]



Ben Rosenzweig
Executive Chairman

- Partner at Privet Fund Management
- Has served on the board of directors of eight publicly traded companies
- Graduated magna cum laude from Emory University with Bachelor's degree in finance and economics



Chris Hutter
CEO & President

- Co-founder and manager of UPG Enterprises
- 10+ years of experience in the metals industry
- Holds an MBA from Lewis University and graduated cum laude from University of Illinois with a bachelor's degree in finance



Aaron Tam
Chief Financial Officer

- 20+ years of executive level experience in finance and accounting
- Former CFO of Northstar Aerospace and served in senior roles with FTI Consulting and PWC
- Holds a PhD and MA in corporate finance, industrial organization and econometrics from Northwestern



Doug Tackett
Chief Legal Officer

- 20+ years of legal experience, including private practice and with global corporations
- Most recent roles include serving as CLO for two Nasdaq-listed companies
- Holds a JD from the University of Memphis



Tim Lynch
EVP of Ascent Tubular Products

- 20+ years of leadership experience in the steel industry
- Previously held senior positions at Outokumpu and US Steel and serves as a board member of the Committee on Pipe and Tube Imports (CPTI)
- Graduated from Duquesne University



John Zuppo
EVP of Ascent Chemicals

- 20+ years of executive leadership experience in the specialty chemicals industry
- Former CEO of DanChem and spent nearly a decade at Emerald Performance Materials
- Holds an MBA from Case Western Reserve University

[1] Inclusive of shares held by Privet Fund Management where Executive Chairman, Ben Rosenzweig, serves as a Partner

Ascent™

Ascent Highlights

1. Currently in the middle innings of a transformation and growth strategy, with proven results since new management was put in place
2. Two business segments well-positioned to capture market share and better serve their respective customers through both organic and inorganic growth
3. Multiple consecutive quarters of rebounding financial performance across the top and bottom line in both segments
4. Strong liquidity position and thoughtful capital allocation priorities to support growth initiatives
5. New leadership team in place with significant industry experience to drive profitable growth

Ascent™



Contact Us

Ascent™

Aaron Tam
Chief Financial Officer
1-804-822-3260

GATEWAY

Cody Slach or Cody Cree
Gateway Group
1-949-574-3860
ACNT@gatewayir.com

Appendix


USW
Ascent

Non-GAAP Reconciliations – Consolidated LTM Adjusted EBITDA

(in 000s)	12 Months Ended December 31, 2020	12 Months Ended March 31, 2021	12 Months Ended June 30, 2021	12 Months Ended September 30, 2021	12 Months Ended December 31, 2021	12 Months Ended March 31, 2022	12 Months Ended June 30, 2022
Net Income (Loss)	(27,267)	(24,995)	(15,152)	3,585	20,245	29,411	37,581
Interest Expense	2,161	1,741	1,565	1,458	1,484	1,502	1,557
Income Tax Expense / (Benefit)	(4,706)	(3,085)	(154)	4,555	5,254	7,601	7,536
Depreciation	7,572	7,431	7,216	7,279	7,547	7,846	8,165
Amortization	3,028	2,899	2,770	2,745	2,795	2,835	2,876
EBITDA	(19,212)	(16,008)	(3,755)	19,622	37,324	49,195	57,715
Acquisition Costs and Other	861	716	699	243	1,001	1,532	1,689
Proxy Contest Costs and Recoveries	3,105	2,466	375	168	168	632	-
Earn-out Adjustments	(1,195)	(974)	897	1,203	1,871	1,748	595
(Gain) Loss in equity securities and other investments	(170)	(659)	433	363	363	-	-
Asset Impairments	6,214	6,214	368	368	233	233	-
Goodwill Impairment	16,203	16,203	16,203	5,455	-	-	-
(Gain) Loss on Lease Modification	(171)	(171)	(171)	-	-	-	(2)
Stock-based compensation	1,791	1,642	1,481	1,451	799	743	738
Non-cash lease expense	510	506	503	497	481	464	447
(Gain) Loss on Extinguishment of Debt	-	223	223	223	223	-	-
Retention expense	235	235	476	494	500	500	24
Restructuring and severance costs	1,076	1,076	1,552	2,363	1,345	1,345	878
Adjusted EBITDA	9,247	11,468	19,283	32,451	44,308	56,392	62,083

Ascent™

Non-GAAP Reconciliations – Consolidated Quarterly Adjusted EBITDA

($ in 000s)	3 Months Ended March 31, 2020	3 Months Ended June 30, 2020	3 Months Ended September 30, 2020	3 Months Ended December 31, 2020	3 Months Ended March 31, 2021	3 Months Ended June 30, 2021	3 Months Ended September 30, 2021	3 Months Ended December 31, 2021	3 Months Ended March 31, 2022	3 Months Ended June 30, 2022
Net Income (Loss)	(1,178)	(6,957)	(10,539)	(8,592)	1,094	2,886	8,199	8,067	10,260	11,057
Interest Expense	804	528	436	392	385	353	329	418	403	407
Income Tax Expense / (Benefit)	(1,380)	(2,116)	(2,530)	1,320	241	815	2,179	2,018	2,589	750
Depreciation	1,958	1,989	1,805	1,820	1,817	1,774	1,868	2,088	2,116	2,092
Amortization	810	810	705	705	680	680	680	754	721	721
EBITDA	1,014	(5,746)	(10,123)	(4,355)	4,217	6,508	13,255	13,345	16,089	15,027
Acquisition Costs and Other	304	6	656	53	-	-	201	800	531	157
Proxy Contest Costs and Recoveries	-	2,734	207	-	(464)	632	-	-	-	-
Earn-out Adjustments	4	(827)	(146)	(226)	225	1,044	160	442	102	(109)
(Gain) Loss in equity securities and other investments	852	(1,092)	69	-	363	-	-	-	-	-
Asset Impairments	-	6,079	-	135	-	233	-	-	-	-
Goodwill Impairment	-	-	10,748	5,455	-	-	-	-	-	-
(Gain) Loss on Lease Modification	-	-	(171)	-	-	-	-	-	-	(2)
Stock-based compensation	336	430	270	755	187	269	239	103	132	263
Non-cash lease expense	128	128	130	124	124	124	124	108	107	107
(Gain) Loss on Extinguishment of Debt	-	-	-	-	223	-	-	-	-	-
Retention expense	-	235	-	-	-	476	18	6	-	-
Restructuring and severance costs	-	-	-	1,076	-	477	811	57	-	10
Adjusted EBITDA	2,638	1,947	1,640	3,017	4,875	9,763	14,808	14,861	16,961	15,453

Ascent™

Non-GAAP Reconciliations – Tubular Products Quarterly Adjusted EBITDA

($ in 000s)	3 Months Ended March 31, 2020	3 Months Ended June 30, 2020	3 Months Ended September 30, 2020	3 Months Ended December 31, 2020	3 Months Ended March 31, 2021	3 Months Ended June 30, 2021	3 Months Ended September 30, 2021	3 Months Ended December 31, 2021	3 Months Ended March 31, 2022	3 Months Ended June 30, 2022
Net Income (Loss)	926	(7,308)	(11,417)	(4,590)	2,538	6,463	11,556	11,335	14,424	13,074
Interest Expense	4	7	-	-	-	-	-	-	-	-
Income Tax Expense / (Benefit)	-	-	-	-	-	-	-	-	-	-
Depreciation	1,511	1,559	1,387	1,398	1,393	1,350	1,449	1,293	1,213	1,163
Amortization	810	810	705	705	680	680	680	680	625	625
EBITDA	3,251	(4,932)	(9,325)	(2,487)	4,611	8,493	13,685	13,308	16,262	14,862
Acquisition Costs and Other	-	-	-	13	-	-	-	-	-	-
Proxy Contest Costs and Recoveries	-	-	-	-	-	-	-	-	-	-
Earn-out Adjustments	4	(827)	(146)	(226)	225	1,044	160	442	102	(109)
(Gain) Loss in equity securities and other investments	-	-	-	-	-	-	-	-	-	-
Asset Impairments	-	6,079	-	135	-	-	-	-	-	-
Goodwill Impairment	-	-	10,748	5,455	-	-	-	-	-	-
(Gain) Loss on Lease Modification	-	-	-	-	-	-	-	-	-	-
Stock-based compensation	41	130	78	54	38	46	(7)	54	35	(11)
Non-cash lease expense	-	-	-	-	-	-	-	-	-	(1)
(Gain) Loss on Extinguishment of Debt	-	-	-	-	-	-	-	-	-	-
Retention expense	-	-	-	-	-	476	18	6	-	-
Restructuring and severance costs	-	-	-	-	-	50	313	-	-	-
Adjusted EBITDA	3,296	450	1,355	2,944	4,874	10,109	14,169	13,810	16,399	14,741

Ascent™

Non-GAAP Reconciliations – Chemicals Quarterly Adjusted EBITDA

($ in 000s)	3 Months Ended March 31, 2020	3 Months Ended June 30, 2020	3 Months Ended September 30, 2020	3 Months Ended December 31, 2020	3 Months Ended March 31, 2021	3 Months Ended June 30, 2021	3 Months Ended September 30, 2021	3 Months Ended December 31, 2021	3 Months Ended March 31, 2022	3 Months Ended June 30, 2022
Net Income (Loss)	480	1,980	1,061	525	1,055	(414)	1,360	1,588	2,378	2,617
Interest Expense	8	1	-	-	-	-	-	9	9	9
Income Tax Expense / (Benefit)	-	-	-	-	-	-	-	-	-	-
Depreciation	403	389	378	381	386	390	389	768	886	915
Amortization	-	-	-	-	-	-	-	73	96	96
EBITDA	891	2,370	1,439	906	1,441	(24)	1,749	2,438	3,369	3,637
Acquisition Costs and Other	-	-	-	-	-	-	-	61	-	-
Proxy Contest Costs and Recoveries	-	-	-	-	-	-	-	-	-	-
Earn-out Adjustments	-	-	-	-	-	-	-	-	-	-
(Gain) Loss in equity securities and other investments	-	-	-	-	-	-	-	-	-	-
Asset Impairments	-	-	-	-	-	233	-	-	-	-
Goodwill Impairment	-	-	-	-	-	-	-	-	-	-
(Gain) Loss on Lease Modification	-	-	-	-	-	-	-	-	-	-
Stock-based compensation	38	80	59	29	31	136	5	(8)	6	11
Non-cash lease expense	-	-	-	-	-	-	-	-	-	-
(Gain) Loss on Extinguishment of Debt	-	-	-	-	-	-	-	-	-	-
Retention expense	-	-	-	-	-	427	-	-	-	-
Restructuring and severance costs	-	-	-	-	-	-	-	57	-	-
Adjusted EBITDA	929	2,450	1,498	935	1,472	772	1,754	2,548	3,375	3,648

Ascent™

Non-GAAP Reconciliations – Net Leverage Ratio

(in 000s)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022
Total Debt	71,343	61,370	63,767	59,500	48,963	70,392	71,074	68,313
Less: Cash & Cash Equivalents	163	236	398	761	1,174	2,021	1,241	245
Net Debt	71,180	61,134	63,369	58,739	47,789	68,371	69,833	68,068
Trailing twelve months:								
Net Income (Loss)	(19,567)	(27,267)	(24,995)	(15,152)	3,585	20,245	29,411	37,581
Interest Expense	2,607	2,161	1,741	1,565	1,458	1,484	1,502	1,557
Income Tax Expense / (Benefit)	(6,092)	(4,706)	(3,085)	(154)	4,555	5,254	7,601	7,536
Depreciation	7,640	7,572	7,431	7,216	7,279	7,547	7,846	8,165
Amortization	3,195	3,028	2,899	2,770	2,745	2,795	2,835	2,876
EBITDA	(12,217)	(19,212)	(16,008)	(3,755)	19,622	37,324	49,195	57,715
Acquisition Costs and Other	966	861	716	699	243	1,001	1,532	1,689
Proxy Contest Costs and Recoveries	3,105	3,105	2,466	375	168	168	632	-
Earn-out Adjustments	(73)	(1,195)	(974)	897	1,203	1,871	1,748	595
(Gain) Loss in equity securities and other investments	(1,850)	(170)	(659)	433	363	363	-	-
Asset Impairments	6,079	6,214	6,214	368	368	233	233	-
Goodwill Impairment	10,748	16,203	16,203	16,203	5,455	-	-	-
(Gain) Loss on Lease Modification	(171)	(171)	(171)	(171)	-	-	-	(2)
Stock-based compensation	1,366	1,791	1,642	1,481	1,451	799	743	738
Non-cash lease expense	513	510	506	503	497	481	464	447
(Gain) Loss on Extinguishment of Debt	-	-	223	223	223	223	-	-
Retention expense	277	235	235	476	494	500	500	24
Restructuring and severance costs	-	1,076	1,076	1,552	2,363	1,345	1,345	878
Adjusted EBITDA	8,743	9,247	11,468	19,283	32,451	44,308	56,392	62,083
Net Leverage Ratio	8.1x	6.6x	5.5x	3.0x	1.5x	1.5x	1.2x	1.1x

Ascent™